UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 2, 2015.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION		Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 6, 2015
Date: June 2, 2015 Time: 9:30 AM EDT
	Location:	Cognizant Technology Solutions Corporation
COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION GLENPOINTE CENTRE WEST 500 FRANK W. BURR BLVD. TEANECK, NJ 07666		Glenpointe Centre West
500 Frank W. Burr Blvd.
Teaneck, New Jersey 07666
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

M82982-P61679

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice And Proxy Statement 2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 19, 2015 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow     (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote

FOR each of the nominees:

1.	Election of Directors

Nominees

Class II

1a.	Michael Patsalos-Fox

1b.	Robert E. Weissman

Class III

1c.	Francisco D’Souza

1d.	John N. Fox, Jr.

1e.	Leo S. Mackay, Jr.

1f.	Thomas M. Wendel

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

3.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2015.

The Board of Directors recommends you vote AGAINST the following proposal.

4.	Stockholder proposal requesting that the Board of Directors take the steps necessary to permit stockholder action by written consent.

NOTE: To transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

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